FLEXIBLE PREMIUM

VARIABLE ANNUITY - A

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated February 16, 2007

to the

Prospectus dated May 1, 2006

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the INCOME SELECT FOR LIFE supplement dated May 1, 2006.

INCOME SELECT FOR LIFE

You may elect to purchase the optional Income Select for Life rider which provides you with a guaranteed minimum withdrawal benefit if you invest in certain designated funds. This rider is available during the accumulation phase but it will not be issued if the annuitant is older than 80. The maximum issue age may be lower if required by state law.

Income Select for Life - Additional Options

4. Income Enhancement Option. If you elect the Income Select for Life rider, you can also elect to have your income benefit percentage double if either the annuitant or the annuitant’s spouse (if the joint life option is elected) is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period (180 days within the last 365 days) benefits from this option are available provided the rider has been in effect for 12 months. The elimination period and waiting period can, but do not need to, run consecutively.

Please note:

•	You cannot elect the Income Enhancement Option if you are already confined in a hospital or nursing facility.

•	During the first year of qualification, the additional benefit provided by this option will be prorated based on the number of days remaining until January 1st of the next calendar year.

•	The increase to the income benefit percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	This additional benefit provided by this option applies to physical and cognitive ailments, like Alzheimer’s.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us. If confinement ceases, you may re-qualify by satisfying the waiting period and elimination period requirements.

Income Select for Life Rider Issue Requirements

The Company will not issue the Income Select for Life rider unless:

•	the annuitant is not yet age 81;

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - A dated May 1, 2006